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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                April 28, 2000

                       SOUTHWEST SECURITIES GROUP, INC.
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            (Exact name of Registrant as specified in its charter)

          DELAWARE                No. 0-19483     No. 75-2040825

(State or other jurisdicition     (Commission     (IRS employer
      of incorporation)          File Number)  Identification No.)

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                          1201 ELM STREET, SUITE 3500
                              DALLAS, TEXAS 75270

         (Address, including zip code, of principal executive office)
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       Registrants' telephone number, including area code:  214-859-1800


                                Not applicable
                            -----------------------
          (Registrant's former address of principal executive office)
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                       SOUTHWEST SECURITIES GROUP, INC.
                                  FORM 8-K/A

PORTIONS AMENDED:

The registrant hereby amends Item 7 of its Current Report on Form 8-K filed on May 12, 2000 to include financial statements of businesses acquired and pro forma financial information in accordance with Item 7(a)(4) within 60 days after the due date of the initial filing. Except as set forth in Item 7 below, no other changes are made to the Current Report on Form 8-K filed on May 12, 2000.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     The unaudited consolidated balance sheet of ASBI Holdings, Inc. ("ASBI") as of March 31, 2000, the unaudited consolidated statements of income and cash flows for the six months ended March 31, 2000 and 1999, the audited consolidated balance sheets of ASBI as of September 30, 1999 and 1998, and the audited consolidated statements of income, cash flows and changes in stockholders' equity for each of the years in the three year period ended September 30, 1999 are included herein as Exhibit 99.3.

(b)  Pro forma financial information.

     The unaudited pro forma condensed combined financial statements of the registrant and ASBI as of and for the nine months ended March 31, 2000 are included herein as Exhibit 99.2.

     The unaudited pro forma condensed combined statements of income of the registrant and ASBI as of June 25, 1999, June 26, 1998 and June 27, 1997 were previously filed on September 24, 1999 in the registrant's definitive proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934.

(c)  Exhibits.

     99.1 Southwest Securities Group, Inc. Press Release issued April 28, 2000 (previously filed as Exhibit 99 to registrant's Current Report on Form 8-K filed on May 12, 2000).

     99.2 The unaudited pro forma condensed combined financial statements of the registrant and ASBI as of and for the nine months ended March 31, 2000.
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     99.3  The unaudited consolidated balance sheet of ASBI as of March 31,
           2000, the unaudited consolidated statements of income and cash flows for the six months ended March 31, 2000 and 1999, the audited consolidated balance sheets of ASBI as of September 30, 1999 and 1998, and the audited consolidated statements of income, cash flows and changes in stockholders' equity for each of the years in the three year period ended September 30, 1999.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SOUTHWEST SECURITIES GROUP, INC.
Date:  July 11, 2000


By: /s/ David Glatstein
    ---------------------------------
    David Glatstein
    President and Chief Executive Officer
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                                 EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION OF EXHIBIT


   99.1 Southwest Securities Group, Inc. Press Release issued April 28, 2000 (previously filed as Exhibit 99 to registrant's Current Report on Form 8-K filed on May 12, 2000).

   99.2 The unaudited pro forma condensed combined financial statements of the registrant and ASBI as of and for the nine months ended March 31, 2000.

   99.3 The unaudited consolidated balance sheet of ASBI as of March 31, 2000, the unaudited consolidated statements of income and cash flows for the six months ended March 31, 2000 and 1999, the audited consolidated balance sheets of ASBI as of September 30, 1999 and 1998, and the audited consolidated statements of income, cash flows and changes in stockholders' equity for each of the years in the three year period ended September 30, 1999.